Exhibit 99.1

Alpha and Omega Semiconductor Reports Financial Results for the Fiscal First Quarter of 2019 Ended September 30, 2018

SUNNYVALE, Calif.--(BUSINESS WIRE)--November 1, 2018--Alpha and Omega Semiconductor Limited (“AOS”) (NASDAQ: AOSL), today reported financial results for the fiscal first quarter of 2019 ended September 30, 2018.

The results for the fiscal first quarter of 2019 ended September 30, 2018 were as follows:

GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017
Revenue	$115.1	$109.9	$104.9
Gross Margin	28.3%	26.6%	26.3%
Operating Income (Loss)	$0.9	$(0.1)	$4.6
Net Income Attributable to AOS	$2.4	$1.0	$4.8
Net Income Per Share Attributable to AOS - Diluted	$0.10	$0.04	$0.19

Non-GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)

	Three Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017
Revenue	$115.1	$109.9	$104.9
Non-GAAP Gross Margin	29.7%	27.0%	26.6%
Non-GAAP Operating Income	$9.7	$7.8	$6.6
Non-GAAP Net Income Attributable to AOS	$8.8	$7.6	$6.8
Non-GAAP Net Income Per Share Attributable to AOS - Diluted	$0.36	$0.31	$0.27

The non-GAAP financial measures in the schedule above exclude the effect of share-based compensation expenses in each of the periods presented, pre-production costs relating to the Chongqing Joint Venture for the quarter ended September 30, 2018 and June 30, 2018, and production ramp up costs for the quarter ended September 30, 2018. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

“AOS is off to a great start in fiscal year 2019 with excellent financial results as we delivered another record-breaking quarterly revenue of $115.1 million, along with 29.7% non-GAAP gross margin, which was the highest since 2011. Our relentless effort and sharp execution on the business plan in the past few years have fundamentally upgraded AOS as a stronger force in the power semiconductor space, which paves the way for us to achieve our revenue and business growth objectives,” stated Dr. Mike Chang, chairman and CEO of the company.

“We are seeing continued demand across most applications that still exceeds our capacity to date even with some softness in a few spots of China market. Armed with expanded breadth and depth of product portfolio and enhanced partnerships with global brand names worldwide, we are confident about our long-term growth and sustainable profitability. We will continue to build up the momentum in our business expansion in fiscal year 2019 and beyond.”

Business Outlook for Fiscal Q2 Ending December 31, 2018

The following statements are based on management's current expectations. These statements are forward-looking, and actual results may differ materially. AOS undertakes no obligation to update these statements.

  Revenue is expected to be in the range of $112 million to $116 million.
  Gross margin is expected to be approximately 26.0% plus or minus 1%. Non-GAAP gross margin is expected to be approximately 29.0% plus or minus 1%. Non-GAAP gross margin excludes $0.5 million of estimated share-based compensation charge and $3.0 million of estimated production ramp-up costs relating to the Chongqing Joint Venture.
  Operating expenses are expected to be in the range of $32.0 million plus or minus $1 million. Non-GAAP operating expenses are expected to be in the range of $25.0 million plus or minus $1 million. Both GAAP and non-GAAP operating expenses include $3.1 million to $3.3 million of estimated expenses relating to the development of our digital power controller team. Non-GAAP operating expenses exclude $3.1 million of estimated share-based compensation charge and $3.9 million of estimated pre-production expenses relating to the Chongqing Joint Venture.
  Tax expenses are expected to be in the range of $0.5 million to $0.7 million.
  Chongqing Joint Venture’s loss attributable to noncontrolling interest is expected to be around $4.0 million. On a non-GAAP basis, excluding estimated production ramp-up costs and pre-production expenses, this item is expected to be approximately $0.4 million.

Conference Call and Webcast

AOS plans to hold an investor teleconference and live webcast to discuss the financial results for the fiscal first quarter of 2019 ended September 30, 2018 today, November 1, 2018 at 2:00 p.m. PT / 5:00 p.m. ET. To participate in the live call, analysts and investors should dial 866-393-4306 (or 734-385-2616 if outside the U.S.). To access the live webcast and the subsequent replay of the conference call, which will be available for seven days after the live call, go to the "Events & Presentations" section of the company's investor relations website, http://investor.aosmd.com. In addition, a copy of the script of prepared remarks by CEO and CFO at the investor teleconference and webcast is available prior to the call at the Company’s investor relations website.

Forward-Looking Statements

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management's judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, statements relating to expected growth rate, our product portfolios, projected amount of revenue, gross margin, operating income (loss), income tax expenses, net income (loss), noncontrolling interest, and share-based compensation expenses, non-GAAP gross margin, non-GAAP operating expenses, tax expenses, and non-GAAP loss attributable to noncontrolling interest, our ability and strategy to develop new products, including digital power controller products, the ability to expand our sales, increase our capacity and achieve sustained growth and profitability, the pre-production and production phases of our Chongqing Joint Venture, the development of digital power business, partnership with global brands, the relationship with key customers, and other information under the section entitled “Business Outlook for Fiscal Q2 Ending December 31, 2018”. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, difficulties and challenges in executing our diversification strategy into different market segments; ordering pattern from distributors and seasonality; our ability to introduce or develop new and enhanced products that achieve market acceptance, the actual product performance in volume production, the quality and reliability of our product, our ability to achieve design wins, the general business and economic conditions, the state of semiconductor industry and seasonality of our markets, our ability to maintain factory utilization at a desirable level, our ability to successfully operate our joint venture in China, our ability to develop and succeed in the digital power business, and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed on August 23, 2018. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today's date, unless otherwise stated, and AOS undertakes no duty to update such information, except as required under applicable law.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with U.S. GAAP, we disclose certain non-GAAP financial measures for our historical performance, including non-GAAP gross profit, gross margin, operating income (loss), net loss attributable to noncontrolling interest, net income (loss) and diluted earnings per share ("EPS"). These supplemental measures exclude share-based compensation expenses for all periods presented, pre-production expenses related to Chongqing Joint Venture for the quarter of September 30, 2018 and June 30, 2018, and production ramp up costs for the quarter ended September 30, 2018 in this press release. We also disclose certain non-GAAP financial measures in our guidance for the next quarter, including non-GAAP gross margin, operating expenses and loss attributable to noncontrolling interest. These forecast supplemental measures exclude estimated pre-production expenses and production ramp-up costs relating to our Chongqing Joint Venture and estimated share-based compensation expenses. We believe that these historical and forecast non-GAAP financial measures can provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations, such as the joint venture pre-production expenses. In addition, our management uses non-GAAP measures to compare our performance relative to forecasts and to benchmark our performance externally against competitors. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP net income (loss) or non-GAAP operating expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures both in the text in this press release and in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

About Alpha and Omega Semiconductor

Alpha and Omega Semiconductor Limited, or AOS, is a designer, developer and global supplier of a broad range of power semiconductors, including a wide portfolio of Power MOSFET, IGBT, IPM, Power IC products and Digital Power. AOS has developed extensive intellectual property and technical knowledge that encompasses the latest advancements in the power semiconductor industry, which enables us to introduce innovative products to address the increasingly complex power requirements of advanced electronics. AOS differentiates itself by integrating its Discrete and IC semiconductor process technology, product design, and advanced packaging know-how to develop high performance power management solutions. AOS's portfolio of products targets high-volume applications, including portable computers, flat panel TVs, LED lighting, smart phones, battery packs, consumer and industrial motor controls and power supplies for TVs, computers, servers and telecommunications equipment. For more information, please visit www.aosmd.com.

The following unaudited consolidated financial statements are prepared in accordance with U.S. GAAP.

Alpha and Omega Semiconductor Limited
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017

Revenue	$115,072	$109,897	$104,858
Cost of goods sold	82,461	80,714	77,328
Gross profit	32,611	29,183	27,530
Gross margin	28.3%	26.6%	26.3%

Operating expenses:
Research and development	11,384	9,951	8,325
Selling, general and administrative	20,352	19,307	14,615
Total operating expenses	31,736	29,258	22,940
Operating income (loss)	875	(75)	4,590

Interest income and other income (loss), net	262	(1,589)	40
Interest expense	(1,490)	(685)	(17)
Income (loss) before income taxes	(353)	(2,349)	4,613

Income tax expense	560	676	1,274
Net income (loss) including noncontrolling interest	(913)	(3,025)	3,339
Net loss attributable to noncontrolling interest	(3,329)	(4,046)	(1,461)
Net income attributable to Alpha and Omega Semiconductor Limited	$2,416	$1,021	$4,800

Net income per common share attributable to Alpha and Omega Semiconductor Limited
Basic	$0.10	$0.04	$0.20
Diluted	$0.10	$0.04	$0.19

Weighted average number of common shares attributable to Alpha and Omega Semiconductor Limited used to compute net income per share
Basic	23,844	23,864	24,021
Diluted	24,594	24,628	24,960

Alpha and Omega Semiconductor Limited
Condensed Consolidated Balance Sheets
(in thousands, except par value per share)
(unaudited)

	September 30, 2018	June 30, 2018
ASSETS
Current assets:
Cash and cash equivalents	$113,173	$131,535
Restricted cash	181	189
Accounts receivable, net	37,108	33,755
Inventories	98,049	90,182
Other current assets	32,755	29,551
Total current assets	281,266	285,212
Property, plant and equipment, net	368,549	331,656
Intangible assets, net	16,567	16,591
Deferred income tax assets	4,918	4,892
Other long-term assets	13,697	28,698
Total assets	$684,997	$667,049
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$96,296	$92,661
Accrued liabilities	56,054	49,841
Income taxes payable	2,218	2,211
Short term debt	8,251	3,811
Deferred margin	—	1,665
Capital leases	5,893	4,491
Total current liabilities	168,712	154,680
Long-term debt	38,795	26,786
Income taxes payable - long-term	936	924
Deferred income tax liabilities	1,063	713
Capital leases - long-term	52,925	56,791
Other long-term liabilities	894	993
Total liabilities	263,325	240,887
Equity:
Preferred shares, par value $0.002 per share:
Authorized: 10,000 shares, issued and outstanding: none at September 30, 2018 and June 30, 2018	—	—
Common shares, par value $0.002 per share:
Authorized: 100,000 shares, issued and outstanding: 30,437 shares and 23,786 shares, respectively at September 30, 2018 and 30,400 shares and 23,860 shares, respectively at June 30, 2018	61	61
Treasury shares at cost, 6,651 shares at September 30, 2018 and 6,540 shares at June 30, 2018	(66,283)	(64,790)
Additional paid-in capital	223,369	220,244
Accumulated other comprehensive income (loss)	(2,808)	440
Retained earnings	126,083	122,639
Total Alpha and Omega Semiconductor Limited shareholder's equity	280,422	278,594
Noncontrolling interest	141,250	147,568
Total equity	421,672	426,162
Total liabilities and equity	$684,997	$667,049

Supplemental disclosures of financial information:
(in thousands)

	As of September 30, 2018			As of June 30, 2018
	AOS	CQJV	Consolidated	AOS	CQJV	Consolidated
Cash and cash equivalents	$81,153	$32,020	$113,173	$88,269	$43,266	$131,535
Bank borrowings liabilities	$47,303	$58,159	$105,462	$30,876	$60,416	$91,292
Property, plant and equipment, net	$148,770	$219,779	$368,549	$141,575	$190,081	$331,656
Total assets	$390,799	$294,198	$684,997	$384,380	$282,669	$667,049
Total equity	$299,855	$121,817	$421,672	$293,609	$132,553	$426,162

	Three Months Ended September 30, 2018			Three Months Ended June 30, 2018			Three Months Ended September 30, 2017
	AOS	CQJV	Consolidated	AOS	CQJV	Consolidated	AOS	CQJV	Consolidated
Net cash provided by (used in) operating activities	$18,403	$(416)	$17,987	$8,722	$(19,499)	$(10,777)	$15,298	$(3,048)	$12,250
Purchase of property and equipment	$15,216	$34,272	$49,488	$13,805	$41,271	$55,076	$7,118	$21,171	$28,289

Alpha and Omega Semiconductor Limited
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017

GAAP gross profit	$32,611	$29,183	$27,530
Share-based compensation	497	461	316
Production ramp up costs related to joint venture	1,117	—	—
Non-GAAP gross profit	$34,225	$29,644	$27,846
Non-GAAP gross margin	29.7%	27.0%	26.6%

GAAP operating income (loss)	$875	$(75)	$4,590
Share-based compensation	3,129	2,935	2,008
Pre-production costs related to joint venture	4,627	4,988	—
Production ramp up costs related to joint venture	1,117	—	—
Non-GAAP operating income	$9,748	$7,848	$6,598
Non-GAAP operating margin	8.5%	7.1%	6.3%

GAAP net income attributable to AOS	$2,416	$1,021	$4,800
Share-based compensation	3,129	2,935	2,008
Pre-production expenses related to joint venture	2,662	3,643	—
Production ramp up costs related to joint venture	582	—	—
Non-GAAP net income attributable to AOS	$8,789	$7,599	$6,808
Non-GAAP net margin attributable to AOS	7.6%	6.9%	6.5%

GAAP net income attributable to AOS	$2,416	$1,021	$4,800
Share-based compensation	3,129	2,935	2,008
Amortization and depreciation	7,870	7,601	6,978
Interest expense (income), net	1,424	582	(41)
Income tax expense	560	676	1,274
EBITDAS	$15,399	$12,815	$15,019

GAAP diluted net income per share attributable to AOS	$0.10	$0.04	$0.19
Share-based compensation	0.13	0.12	0.08
Pre-production expenses related to joint venture	0.11	0.15	—
Production ramp up costs related to joint venture	0.02	—	—
Non-GAAP diluted net income per share attributable to AOS	$0.36	$0.31	$0.27

Shares used to compute diluted net income per share	24,594	24,628	24,960

CONTACT:
Alpha and Omega Semiconductor Limited
Investor Relations
So-Yeon Jeong
408-789-3172
investors@aosmd.com